2017 Q2 Earnings Presentation August 9, 2017 NYSE: PUMP www.propetroservices.com

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 2 Certain information included in this presentation constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict, and generally beyond our control. Actual results may differ materially from those indicated or implied by such forward-looking statements. For information on identified risks and uncertainties that could impact our forecasts, expectations, and results of operations, please review the risk factors and other information disclosed from time to time in our filings with the Securities and Exchange Commission. This presentation references “Adjusted EBITDA,” a non-GAAP financial measures. This non- GAAP measure is not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA may be defined differently by other companies in our industry, and our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. A reconciliation of non-GAAP measures to the most directly comparable measures calculated in accordance with GAAP, is set forth on page 12 hereto. FORWARD-LOOKING STATEMENTS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 3  Permian Basin Update  2017 Q2 Operational Highlights  Fleet Expansion Initiative  2017 Q2 Financial Review  2017 Capital Spending and Related Economics  Outlook DISCUSSION TOPICS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 4  Healthy Frac Demand Outpacing HHP Capacity – Driven by Recent E&P Acquisitions and Attractive Economics  Increasing Pricing Leverage for Services – Driven by Rig Activity and Short Supply of HHP Capacity  Mature and Evolving Infrastructure – Driven by Historical Activity Levels and New Regional Sand Mines *Baker Hughes Rig Data, August 4, 2017 PERMIAN MACRO Total U.S. Onshore Oil Directed Rig Count: 765* Total U.S. Onshore Oil Rigs Added Since Trough (May 2016): 449* Permian Basin 49% Permian Basin 54% Permian Basin 50 % Other 50 % Permian Basin 54 % Other 46%

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 5  Significant financial improvement vs Q1 - Revenue of $213.5 MM (24% increase) - Net income of $4.9 MM - Adjusted EBITDA of $30.7 MM (89% higher) - Adjusted EBITDA margin grew to 14% from 9%  Continued frac fleet utilization of 100% - Average deployed HHP = 462,033 or 10.9 Crews  Fleet deployment ahead of schedule - Deployed two new build fleets in Q2 - Post Q2, deployed additional new build fleet  Tier 2 engine commitments  Stainless fluid end conversion on schedule (fully converted in Q4) 2017 Q2 HIGHLIGHTS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 6  Hydraulic Fracturing (~690,000 HHP by Year End)  Cementing – Deployed first new-build unit in June – Second new-build unit to be deployed before Q4 – Brings total capacity to 14 units FLEET EXPANSION Deployed Fleets HHP Cum HHP As of 9/1/16 1-10 420,000 420,000 5/2/16 11 45,000 465,000 6/6/17 12 45,000 510,000 7/14/17 13 45,000 555,000 End of August 14 45,000 600,000 Mid Q4 15 45,000 645,000 End of Q4 16 45,000 690,000 “Due to strong Permian demand within our superior customer base, we will continue to expand our operations while maintaining industry leading performance.” - Dale Redman, CEO 98 218 380 420 420 690 2012A 2013A 2014A 2015A 2016A 2017E Frac Fleet HHP ('000s)

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 7 Permian 97% Non- Permian 3%  Revenue: $213.5 MM  EPS: $0.06  Adjusted EBITDA: $30.7 MM  Conservative Leverage Profile(1) – Cash: $25.1 MM – Total Debt: $16.5 MM – Total Liquidity: $175.1MM (2) (1) As of June 30, 2017. (2) Including an undrawn revolving credit facility with a borrowing capacity of $150 MM. 2017 Q2 FINANCIAL HIGHLIGHTS 2017 Q2 Revenue Mix Frac 90% Non-Frac 10% Pressure Pumping 95% All Other 5%

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 8 CONSOLIDATED & SEGMENT FINANCIALS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 9 2017 CAP-EX SPENDING & ECONOMICS Description FYE ‘17 6 New Frac Fleets (less one 2016 deposit) $165 - $170 Additional Tier 2 Engines $32 - $37 Non-Frac Growth $6 - $8 Maintenance CapEx $65 - $75 Total $270 - $290 (in millions)  Equipment payback goals – 2-3 years on EBITDA basis  Low new build costs – ~$650/HHP  Tier 2 engine commitments – 86 additional engines  Single manufacturer efficiencies – ~85% homogeneous

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 10  Permian Focus – Positioned in the low cost basin  Blue Chip Customers – Large drilling inventories and sizeable rig programs  Superior Performance – Consistently outperforming the competition on location  Full Calendar – Fully booked calendar well into 2018  Strong Balance Sheet – Minimal debt with disciplined capital allocation  No Speculative New Builds – Strong customer commitments  High Utilization Through Cycles – Great history of battling cyclicality  Delaware Upside – Untapped opportunities with current customers and beyond UNIQUELY POSITIONED FOR SUCCESS

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 11 APPENDIX

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 12 RECONCILIATION OF ADJUSTED EBITDA

IBDROOT\PROJECTS\IBD-NY\GIDEON2016\595087_1\07. Roadshow\01. Presentation\ProPetro Roadshow v184.pptx 231 231 231 209 32 45 102 148 178 89 89 92 187 187 187 102 102 102 13 Corporate Headquarters: 1706 S. Midkiff, Bldg. B Midland, TX 79701 432.688.0012 www.propetroservices.com Investor Relations: Sam Sledge sam.sledge@propetroservices.com Office Direct 432.253.5111 CONTACT